PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2016 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total for Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	6,074	3	—	6,077	—	6,077
Austin, TX	5,838	—	—	5,838	—	5,838
Dallas, TX	4,743	554	318	5,615	—	5,615
Charlotte, NC	4,401	600	—	5,001	—	5,001
Raleigh/Durham, NC	4,397	266	—	4,663	—	4,663
Fort Worth, TX	4,093	426	—	4,519	—	4,519
Nashville, TN	3,207	569	—	3,776	—	3,776
Orlando, FL	3,190	462	—	3,652	—	3,652
Houston, TX	3,232	—	—	3,232	—	3,232
Tampa, FL	2,878	—	—	2,878	—	2,878
Phoenix, AZ	1,976	325	—	2,301	—	2,301
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	45,230	3,205	318	48,753	—	48,753

Jacksonville, FL	3,202	294	—	3,496	—	3,496
Charleston, SC	2,648	—	—	2,648	—	2,648
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	254	—	1,922	—	1,922
Memphis, TN	1,811	—	—	1,811	—	1,811
Greenville, SC	1,748	—	—	1,748	—	1,748
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	741	574	120	1,435	—	1,435
Huntsville, AL	1,228	152	—	1,380	—	1,380
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Lexington, KY	924	—	—	924	—	924
Other	5,335	2,650	—	7,985	—	7,985
Secondary Markets	27,099	3,924	120	31,143	—	31,143
Total Multifamily Units	72,329	7,129	438	79,896	—	79,896

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of March 31, 2016			Average Effective Rent for the Three Months Ended March 31, 2016	As of March 31, 2016
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$667,716	8.2%	96.8%	$1,103	6,077
Charlotte, NC		$610,361	7.5%	96.9%	$1,001	5,001
Austin, TX		$582,250	7.1%	96.2%	$1,068	5,838
Raleigh/Durham, NC		$549,161	6.7%	96.5%	$958	4,663
Dallas, TX		$547,629	6.7%	96.2%	$1,098	5,297
Orlando, FL		$480,646	5.9%	97.3%	$1,175	3,652
Fort Worth, TX		$385,211	4.7%	96.6%	$995	4,519
Nashville, TN		$379,385	4.6%	96.5%	$1,108	3,776
Tampa, FL		$306,180	3.8%	96.3%	$1,105	2,878
Phoenix, AZ		$293,586	3.6%	97.1%	$1,001	2,301
Houston, TX		$282,132	3.5%	96.9%	$1,052	3,232
Las Vegas, NV		$66,354	0.8%	97.1%	$844	721
South Florida		$58,877	0.7%	96.3%	$1,543	480
Large Markets		$5,209,488	63.8%	96.6%	$1,062	48,435

Jacksonville, FL		$291,254	3.6%	97.5%	$987	3,496
Charleston, SC		$264,397	3.2%	95.9%	$1,055	2,648
Richmond, VA		$232,129	2.8%	97.5%	$996	1,922
Savannah, GA		$225,743	2.8%	96.8%	$981	2,219
Fredericksburg, VA		$217,790	2.7%	97.3%	$1,266	1,315
San Antonio, TX		$157,128	1.9%	96.4%	$1,053	1,504
Kansas City, MO		$153,351	1.9%	95.5%	$1,167	956
Birmingham, AL		$146,937	1.8%	96.3%	$938	1,462
Norfolk, Hampton, VA Beach, VA		$141,263	1.7%	98.1%	$1,030	1,285
Memphis, TN		$125,428	1.5%	96.8%	$864	1,811
Huntsville, AL		$115,136	1.4%	96.6%	$751	1,380
Little Rock, AR		$114,518	1.4%	95.2%	$875	1,368
Greenville, SC		$96,571	1.2%	96.5%	$771	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$141,818	1.7%	96.6%	$983	1,790
Kentucky		$91,332	1.1%	96.9%	$826	1,308
Mississippi		$72,327	0.9%	96.6%	$856	1,241
North Carolina		$71,664	0.9%	97.4%	$688	1,172
Alabama		$59,949	0.7%	98.2%	$925	628
Virginia		$48,045	0.6%	98.4%	$1,358	251
Tennessee		$47,598	0.6%	97.5%	$790	943
South Carolina		$36,011	0.4%	96.2%	$773	576
Secondary Markets		$2,850,389	34.8%	96.8%	$946	31,023

Subtotal		$8,059,877	98.6%	96.7%	$1,017	79,458

Dallas, TX	Large	$58,633	0.7%	83.0%	$1,389	318	318
Orlando, FL	Large	$16,181	0.2%	0.0%	$—	—	314
Fredericksburg, VA	Secondary	$19,589	0.2%	78.3%	$1,177	120	120
Charleston, SC	Secondary	$11,037	0.1%	0.0%	$—	—	78
Richmond, VA	Secondary	$4,080	0.1%	0.0%	$—	—	82
Kansas City, MO	Secondary	$2,655	0.1%	0.0%	$—	—	154
Lease-up and Development		$112,175	1.4%	81.7%	$1,331	438	1,066

Total Wholly Owned Multifamily Communities		$8,172,052	100.0%	96.6%	$1,019	79,896	80,524

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Assets	March 31, 2016	March 31, 2015	Percent Change
Property Revenue
Same Store Communities	72,329	$7,235,618	$242,314	$229,745	5.5%
Non-Same Store Communities	7,129	824,259	23,761	27,136
Lease up/Development Communities	438	112,175	1,408	—
Total Multifamily Portfolio	79,896	$8,172,052	$267,483	$256,881
Commercial Property/Land	—	$31,114	$1,533	$1,671
Total Property Revenue	79,896	$8,203,166	$269,016	$258,552

Property Expenses
Same Store Communities			$91,062	$88,466	2.9%
Non-Same Store Communities			8,559	11,500
Lease up/Development Communities			622	—
Total Multifamily Portfolio			$100,243	$99,966
Commercial Property/Land			$638	$683
Total Property Expenses			$100,881	$100,649

Property Net Operating Income
Same Store Communities			$151,252	$141,279	7.1%
Non-Same Store Communities			15,202	15,636
Lease up/Development Communities			786	—
Total Multifamily Portfolio			$167,240	$156,915
Commercial Property/Land			$895	$988
Total Property Net Operating Income			$168,135	$157,903	6.5%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended
	March 31, 2016	March 31, 2015	Percent Increase/(Decrease)
Personnel	$22,813	$22,281	2.4%
Building Repair and Maintenance	10,325	10,377	(0.5)%
Utilities	19,887	19,296	3.1%
Marketing	2,544	2,943	(13.6)%
Office Operations	3,511	3,414	2.8%
Property Taxes	28,965	27,249	6.3%
Insurance	3,017	2,906	3.8%
Total Property Expenses	$91,062	$88,466	2.9%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three months ended March 31, 2016	Three months ended March 31, 2015
Atlanta, GA	6,074	9.2%	96.3%	95.2%
Austin, TX	5,838	7.4%	96.0%	95.5%
Charlotte, NC	4,401	6.8%	96.6%	96.0%
Dallas, TX	4,743	6.5%	95.7%	95.8%
Raleigh/Durham, NC	4,397	6.3%	96.2%	95.4%
Fort Worth, TX	4,093	5.3%	96.1%	95.4%
Orlando, FL	3,190	5.3%	96.7%	96.8%
Nashville, TN	3,207	5.2%	95.5%	94.4%
Tampa, FL	2,878	4.2%	96.0%	96.4%
Houston, TX	3,232	4.0%	96.2%	96.2%
Phoenix, AZ	1,976	2.8%	97.2%	96.1%
South Florida	480	1.0%	96.5%	97.5%
Las Vegas, NV	721	0.9%	97.3%	94.9%
Large Markets	45,230	64.9%	96.2%	95.7%

Jacksonville, FL	3,202	4.2%	96.6%	96.5%
Charleston, SC	2,648	4.1%	95.6%	95.4%
Savannah, GA	2,219	3.2%	96.4%	95.3%
Richmond, VA	1,668	2.3%	97.0%	95.2%
Memphis, TN	1,811	1.9%	96.6%	93.8%
Birmingham, AL	1,462	1.9%	96.1%	95.0%
Greenville, SC	1,748	1.9%	95.7%	95.1%
San Antonio, TX	1,504	1.9%	96.1%	96.1%
Little Rock, AR	1,368	1.6%	95.4%	94.4%
Jackson, MS	1,241	1.5%	96.4%	95.9%
Huntsville, AL	1,228	1.3%	96.1%	94.5%
Fredericksburg, VA	741	1.3%	96.8%	95.0%
Lexington, KY	924	1.1%	97.0%	96.1%
Other	5,335	6.9%	96.4%	95.4%
Secondary Markets	27,099	35.1%	96.3%	95.3%

Total Same Store	72,329	100.0%	96.2%	95.6%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q1 2016	Q1 2015	% Chg	Q1 2016	Q1 2015	% Chg	Q1 2016	Q1 2015	% Chg	Q1 2016	Q1 2015	% Chg
Atlanta, GA	6,074	$22,313	$20,895	6.8%	$8,367	$8,307	0.7%	$13,946	$12,588	10.8%	$1,103	$1,035	6.6%
Austin, TX	5,838	20,539	19,287	6.5%	9,377	8,551	9.7%	11,162	10,736	4.0%	1,068	1,012	5.5%
Charlotte, NC	4,401	14,985	14,068	6.5%	4,684	4,660	0.5%	10,301	9,408	9.5%	1,028	969	6.1%
Dallas, TX	4,743	17,148	16,395	4.6%	7,266	6,971	4.2%	9,882	9,424	4.9%	1,116	1,070	4.3%
Raleigh/Durham, NC	4,397	14,098	13,451	4.8%	4,611	4,404	4.7%	9,487	9,047	4.9%	968	933	3.8%
Fort Worth, TX	4,093	13,734	12,761	7.6%	5,767	5,467	5.5%	7,967	7,294	9.2%	1,003	941	6.6%
Orlando, FL	3,190	12,296	11,298	8.8%	4,347	4,205	3.4%	7,949	7,093	12.1%	1,175	1,081	8.7%
Nashville, TN	3,207	11,355	10,725	5.9%	3,564	3,550	0.4%	7,791	7,175	8.6%	1,096	1,056	3.8%
Tampa, FL	2,878	10,463	9,968	5.0%	4,038	3,889	3.8%	6,425	6,079	5.7%	1,105	1,042	6.0%
Houston, TX	3,232	11,068	10,915	1.4%	5,039	4,815	4.7%	6,029	6,100	(1.2)%	1,052	1,041	1.1%
Phoenix, AZ	1,976	6,303	5,922	6.4%	2,056	2,134	(3.7)%	4,247	3,788	12.1%	958	905	5.9%
South Florida	480	2,334	2,227	4.8%	818	803	1.9%	1,516	1,424	6.5%	1,543	1,459	5.8%
Las Vegas, NV	721	2,085	1,914	8.9%	708	700	1.1%	1,377	1,214	13.4%	844	792	6.6%
Large Markets	45,230	$158,721	$149,826	5.9%	$60,642	$58,456	3.7%	$98,079	$91,370	7.3%	$1,066	$1,011	5.4%

Jacksonville, FL	3,202	$9,792	$9,354	4.7%	$3,387	$3,411	(0.7)%	$6,405	$5,943	7.8%	$957	$919	4.1%
Charleston, SC	2,648	9,220	8,695	6.0%	3,090	3,072	0.6%	6,130	5,623	9.0%	1,055	999	5.6%
Savannah, GA	2,219	7,289	6,921	5.3%	2,506	2,455	2.1%	4,783	4,466	7.1%	981	958	2.4%
Richmond, VA	1,668	5,321	5,116	4.0%	1,853	1,800	2.9%	3,468	3,316	4.6%	960	933	2.9%
Memphis, TN	1,811	5,146	4,843	6.3%	2,224	2,184	1.8%	2,922	2,659	9.9%	864	844	2.4%
Birmingham, AL	1,462	4,646	4,494	3.4%	1,844	1,771	4.1%	2,802	2,723	2.9%	938	932	0.6%
Greenville, SC	1,748	4,531	4,286	5.7%	1,681	1,650	1.9%	2,850	2,636	8.1%	771	742	3.9%
San Antonio, TX	1,504	5,108	5,040	1.3%	2,200	2,186	0.6%	2,908	2,854	1.9%	1,053	1,035	1.7%
Little Rock, AR	1,368	3,848	3,788	1.6%	1,354	1,376	(1.6)%	2,494	2,412	3.4%	875	876	(0.1)%
Jackson, MS	1,241	3,558	3,450	3.1%	1,303	1,281	1.7%	2,255	2,169	4.0%	856	840	1.9%
Huntsville, AL	1,228	3,246	3,142	3.3%	1,227	1,193	2.8%	2,019	1,949	3.6%	765	755	1.3%
Fredericksburg, VA	741	2,951	2,833	4.2%	923	943	(2.1)%	2,028	1,890	7.3%	1,206	1,163	3.7%
Lexington, KY	924	2,509	2,419	3.7%	865	885	(2.3)%	1,644	1,534	7.2%	835	815	2.5%
Other	5,335	16,428	15,538	5.7%	5,963	5,803	2.8%	10,465	9,735	7.5%	941	903	4.2%
Secondary Markets	27,099	$83,593	$79,919	4.6%	$30,420	$30,010	1.4%	$53,173	$49,909	6.5%	$937	$908	3.2%

Total Same Store	72,329	$242,314	$229,745	5.5%	$91,062	$88,466	2.9%	$151,252	$141,279	7.1%	$1,017	$973	4.5%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q1 2016	Q4 2015	% Chg	Q1 2016	Q4 2015	% Chg	Q1 2016	Q4 2015	% Chg	Q1 2016	Q4 2015	% Chg
Atlanta, GA	6,074	$22,313	$21,965	1.6%	$8,367	$7,713	8.5%	$13,946	$14,252	(2.1)%	$1,103	$1,093	0.9%
Austin, TX	5,838	20,539	20,351	0.9%	9,377	8,531	9.9%	11,162	11,820	(5.6)%	1,068	1,058	0.9%
Charlotte, NC	4,401	14,985	14,692	2.0%	4,684	4,822	(2.9)%	10,301	9,870	4.4%	1,028	1,018	1.0%
Dallas, TX	4,743	17,148	17,007	0.8%	7,266	7,068	2.8%	9,882	9,939	(0.6)%	1,116	1,109	0.6%
Raleigh/Durham, NC	4,397	14,098	13,928	1.2%	4,611	4,478	3.0%	9,487	9,450	0.4%	968	961	0.7%
Fort Worth, TX	4,093	13,734	13,597	1.0%	5,767	5,488	5.1%	7,967	8,109	(1.8)%	1,003	992	1.1%
Orlando, FL	3,190	12,296	12,124	1.4%	4,347	4,395	(1.1)%	7,949	7,729	2.8%	1,175	1,159	1.4%
Nashville, TN	3,207	11,355	11,307	0.4%	3,564	3,739	(4.7)%	7,791	7,568	2.9%	1,096	1,093	0.3%
Tampa, FL	2,878	10,463	10,370	0.9%	4,038	3,858	4.7%	6,425	6,512	(1.3)%	1,105	1,093	1.1%
Houston, TX	3,232	11,068	11,030	0.3%	5,039	4,467	12.8%	6,029	6,563	(8.1)%	1,052	1,057	(0.5)%
Phoenix, AZ	1,976	6,303	6,204	1.6%	2,056	2,098	(2.0)%	4,247	4,106	3.4%	958	948	1.1%
South Florida	480	2,334	2,259	3.3%	818	830	(1.4)%	1,516	1,429	6.1%	1,543	1,522	1.4%
Las Vegas, NV	721	2,085	2,092	(0.3)%	708	741	(4.5)%	1,377	1,351	1.9%	844	831	1.6%
Large Markets	45,230	$158,721	$156,926	1.1%	$60,642	$58,228	4.1%	$98,079	$98,698	(0.6)%	$1,066	$1,057	0.9%

Jacksonville, FL	3,202	$9,792	$9,709	0.9%	$3,387	$3,417	(0.9)%	$6,405	$6,292	1.8%	$957	$951	0.6%
Charleston, SC	2,648	9,220	9,158	0.7%	3,090	3,546	(12.9)%	6,130	5,612	9.2%	1,055	1,050	0.5%
Savannah, GA	2,219	7,289	7,237	0.7%	2,506	2,589	(3.2)%	4,783	4,648	2.9%	981	985	(0.4)%
Richmond, VA	1,668	5,321	5,253	1.3%	1,853	1,708	8.5%	3,468	3,545	(2.2)%	960	954	0.6%
Memphis, TN	1,811	5,146	5,019	2.5%	2,224	2,179	2.1%	2,922	2,840	2.9%	864	857	0.8%
Birmingham, AL	1,462	4,646	4,591	1.2%	1,844	1,713	7.6%	2,802	2,878	(2.6)%	938	937	0.1%
Greenville, SC	1,748	4,531	4,492	0.9%	1,681	1,755	(4.2)%	2,850	2,737	4.1%	771	768	0.4%
San Antonio, TX	1,504	5,108	5,068	0.8%	2,200	2,018	9.0%	2,908	3,050	(4.7)%	1,053	1,050	0.3%
Little Rock, AR	1,368	3,848	3,804	1.2%	1,354	1,380	(1.9)%	2,494	2,424	2.9%	875	871	0.5%
Jackson, MS	1,241	3,558	3,512	1.3%	1,303	1,318	(1.1)%	2,255	2,194	2.8%	856	854	0.2%
Huntsville, AL	1,228	3,246	3,197	1.5%	1,227	1,273	(3.6)%	2,019	1,924	4.9%	765	765	0.0%
Fredericksburg, VA	741	2,951	2,929	0.8%	923	877	5.2%	2,028	2,052	(1.2)%	1,206	1,200	0.5%
Lexington, KY	924	2,509	2,494	0.6%	865	895	(3.4)%	1,644	1,599	2.8%	835	833	0.2%
Other	5,335	16,428	16,201	1.4%	5,963	5,922	0.7%	10,465	10,279	1.8%	941	935	0.6%
Secondary Markets	27,099	$83,593	$82,664	1.1%	$30,420	$30,590	(0.6)%	$53,173	$52,074	2.1%	$937	$933	0.4%

Total Same Store	72,329	$242,314	$239,590	1.1%	$91,062	$88,818	2.5%	$151,252	$150,772	0.3%	$1,017	$1,011	0.6%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of March 31, 2016				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q1 2016	After

River's Walk Phase II	Charleston, South Carolina	78	—	6	2Q15	2Q16	3Q16	4Q16	$14,900	$11,037	$3,863
Retreat at West Creek II	Richmond, Virginia	82	—	—	4Q15	4Q16	2Q17	2Q17	15,100	4,080	11,020
CG at Randal Lakes Phase II	Orlando, Florida	314	—	—	2Q15	3Q16	2Q17	4Q17	41,300	16,181	25,119
The Denton II	Kansas City, Missouri-Kansas MSA	154	—	—	4Q15	2Q17	4Q17	3Q18	25,400	2,655	22,745
Total Active		628	—	6					$96,700	$33,953	$62,747

MULTIFAMILY LEASE-UP COMMUNITIES

		As of March 31, 2016
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
Cityscape at Market Center II	Dallas, Texas	318	83.0%	(1)	3Q16
Station Square at Cosner's Corner II	Fredericksburg, Virginia	120	78.3%	1Q16	3Q16
Total		438	81.7%

(1) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2016 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date	YTD NOI
The Apartments at Cobblestone Square	Fredericksburg, Virginia	314	2012	March 1, 2016	$301

2016 DISPOSITION ACTIVITY
Dollars in thousands

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date	YTD NOI
Colonial Promenade Nord du Lac	Covington, Louisiana	295,447	2011	March 28, 2016	$470

Land Dispositions	Location	Acres	Closing Date
McKinney(1)	McKinney, TX	30	February 4, 2016
Colonial Promenade Nord du Lac - Outparcels	Covington, Louisiana	25	March 28, 2016
(1) This property consisting of undeveloped land was sold by McDowell CRLP McKinney JV, LLC, a joint venture, in which MAA owned a 25% interest.

Supplemental Data S-7

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2016
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,123,963	90.7%	3.9%	4.4%	5.0
Capped debt	75,000	2.2%	1.1%	1.1%	1.6
Floating (unhedged) debt	245,000	7.1%	1.3%	1.3%	0.1
Total	$3,443,963	100.0%	3.7%	4.1%	4.6

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$2,196,214	63.8%	3.7%	3.8%	5.8
Secured Debt	1,247,749	36.2%	3.6%	4.7%	3.0
Total	$3,443,963	100.0%	3.7%	4.1%	4.8

	Total	Percent of	Q1 2016		Percent of
	Cost	Total	NOI		Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$6,111,334	72.8%	$122,577		72.9%
Encumbered gross assets	2,288,070	27.2%	45,558		27.1%
Total	$8,399,404	100.0%	$168,135		100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2016	$76,418	$—	$76,418	6.1%	$25,000	$101,418
2017	128,467	298,979	427,446	3.0%	25,000	452,446
2018	140,895	250,876	391,771	4.1%	25,000	416,771
2019	566,925	—	566,925	5.7%	—	566,925
2020	169,554	—	169,554	4.8%	—	169,554
Thereafter	1,491,849	—	1,491,849	4.3%	—	1,491,849
Total	$2,574,108	$549,855	$3,123,963	4.4%	$75,000	$3,198,963	4.9

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2016 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2016	$80,000	$—	$—	$76,418	$156,418
2017	80,000	—	60,503	17,964	158,467
2018	80,000	—	91,008	300,762	471,770
2019	—	—	546,988	19,937	566,925
2020	—	130,000	169,554	149,723	449,277
Thereafter	—	—	139,696	1,501,410	1,641,106
Total	$240,000	$130,000	$1,007,749	$2,066,214	$3,443,963

DEBT COVENANT ANALYSIS(1)

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	41.1%	Yes
Limit on Incurrence of Secured Debt	40% or less	14.9%	Yes
Ratio of Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.81x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	277.9%	Yes

Bank Covenants	Required	Actual	Compliance
Total Leverage Ratio	60% or less	34.0%	Yes
Total Secured Leverage Ratio	40% or Less	12.0%	Yes
Adjusted EBITDA to Fixed Charges	1.5:1 or greater for trailing 4 quarters	3.95x	Yes
Unencumbered Leverage Ratio	60% or less	29.9%	Yes
(1) The calculations of the Public Bond Covenants and Bank Covenants above are specifically defined in our debt agreements. These calculations may not be consistent with those found earlier in this document.

Supplemental Data S-9

BALANCE SHEET RATIOS
	Three Months Ended
	March 31,
	2016	2015
Recurring EBITDA/Debt Service	4.02x	3.70x
Fixed Charge Coverage (1)	4.23x	3.94x
Total Debt/Total Market Capitalization (2)	29.7%	36.1%
Total Debt/Gross Assets	41.0%	42.3%
Net Debt/Gross Assets	40.7%	42.1%
Unencumbered Assets/Gross Real Estate Assets	73.5%	70.5%

(1)
Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends. As of March 31, 2016 and 2015, interest expense includes debt issuance costs of $897,000 and $872,000, respectively.

(2)	Total Market Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

	Twelve Months Ended
	March 31,
	2016	2015
Fixed Charge Coverage (1)	4.19x	3.81x
Net Debt/Recurring EBITDA	5.74x	6.22x

(1)
Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends. As of March 31, 2016 and 2015, interest expense includes debt issuance costs of $3.6 million and $4.1 million, respectively.

Supplemental Data S-10

2016 GUIDANCE

Full Year 2016
Earnings
Core FFO per Share - diluted	$5.71 to $5.91
Midpoint	$5.81
Core AFFO per Share - diluted	$5.01 to $5.21
Midpoint	$5.11

Same Store Communities:
Number of units	72,329
Property revenue growth	3.75% to 4.25%
Property operating expense growth	2.75% to 3.75%
Property NOI growth	4.0% to 5.0%
Real estate tax expense growth	4.5% to 5.5%

Corporate Expenses:
General and administrative and property management expenses	$60.0 to $62.0 million
Income tax expense	$1.5 to $2.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$250 to $350 million
Disposition volume (multifamily)	$200 to $300 million
Commercial / land disposition volume	$30 to $60 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.1% to 4.3%
Average Effective Interest Rate	3.6% to 3.9%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	39% to 41%
Unencumbered Asset Pool (Percent of Total Gross Assets)	72% to 75%

Non Core Items:
Acquisition expense	$1.8 to $2.4 million
Projected amortization of debt mark-to-market	$15 to $16 million

MAA provides guidance on Core FFO per Share and Core AFFO per Share but does not forecast net income available for common shareholders per diluted share. It is not reasonable to accurately predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-11

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Positive
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Declaration Date	3/12/2015	5/19/2015	9/24/2015	12/8/2015	3/22/2016
Record Date	4/15/2015	7/15/2015	10/15/2015	1/15/2016	4/15/2016
Payment Date	4/30/2015	7/31/2015	10/30/2015	1/29/2016	4/29/2016
Distributions Per Share	$0.77	$0.77	$0.77	$0.82	$0.82

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-12